UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive, Suite 200 Trevose, PA (Address of principal executive offices)	19053 (Zip Code)

Registrant’s telephone number, including area code: (610) 254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	SBBP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Appointment of Richard S. Kollender as Chief Operating Officer

On August 8, 2019, the board of directors (the “Board”) of Strongbridge Biopharma plc (the “Company”) appointed Richard S. Kollender to the position of Chief Operating Officer, effective September 3, 2019 (the “Effective Date”).

Mr. Kollender, age 49, has served as a Class II director of the Company’s board of directors since March 2015. He is currently Chairman of the audit committee and a member of the compensation committee. Since January 2011, he has served as a Partner and Executive Manager of Quaker Partners Management, LP, a healthcare investment firm, which he initially joined in 2003, and was promoted to Partner in 2005. In addition, from August 2016 through September 2018, Mr. Kollender served as Chief Business Officer and Chief Financial Officer of Rapid Micro Biosystems, a Quaker Partners’ portfolio company, where he continues to serve on the board of directors. Mr. Kollender held positions in sales, marketing and worldwide business development at GlaxoSmithKline (“GSK”), and served as investment manager at S.R. One, the corporate venture capital arm of GSK. Mr. Kollender holds a B.A. in accounting from Franklin and Marshall College and an M.B.A. and a certificate degree in the Graduate Program in Health Administration and Policy, both from the University of Chicago, and practiced as a certified public accountant for six years at public accounting firms including KPMG.

Upon his appointment to the position of Chief Operating Officer on the Effective Date, Mr. Kollender will resign from the Board and all Board committees on which he serves.

In connection with Mr. Kollender’s appointment as Chief Operating Officer, the Company intends to enter into an employment agreement with Mr. Kollender (the “Kollender Employment Agreement”), in the form previously filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2019 (the “2018 Annual Report”), effective as of the Effective Date, pursuant to which he will be entitled to (i) an annual base salary in the amount of $405,000.00; (ii) an initial annual target bonus of 40% of his annual base salary;  and (iii) such other benefits that are generally available to executive officers of the Company. Mr. Kollender will also be granted a nonqualified stock option to purchase 215,000 ordinary shares of the Company, with an exercise price equal to the closing sale price of the Company’s ordinary shares on the Effective Date, and a restricted stock unit award of 60,000 ordinary shares of the Company, under the Company’s 2015 Equity Compensation Plan (the “2015 Plan”).

Appointment of Robert Lutz as Chief Financial Officer

Also on August 8, 2019, the Board promoted Robert Lutz, the Company’s Chief Business Officer, to the position of Chief Financial Officer, effective as of the Effective Date.

Mr. Lutz, age 50, has served as the Company’s Chief Business Officer since October 2014 with responsibilities including Business Development and Information Technology.  Prior to joining the Company, Mr. Lutz worked from December 2004 to April 2014 at Shire Plc, a publicly traded specialty biopharmaceutical company prior to being purchased by Takeda Pharmaceutical Company Ltd., where he most recently served as Vice President and held key leadership positions in the Specialty Pharmaceutical division.  Prior to Shire Plc, Mr. Lutz worked in a variety of roles, including Vice President of Finance, for Cinergy Corp., an electric and gas utility company.  Mr. Lutz also worked as a Senior Analyst at Alan B. Slifka and Co., a hedge fund, after having started his career at Goldman Sachs Group Inc., where he served as a Financial Analyst in its principal investment area. He holds a B.A. in economics and computer science from Amherst College and an M.B.A. from the Kellogg School of Management.

In connection with Mr. Lutz’s transition to Chief Financial Officer, the Company intends to enter into a new employment agreement with Mr. Lutz (the “Lutz Employment Agreement”), in the form previously filed as Exhibit 10.8 to the Company’s 2018 Annual Report, effective as of the Effective Date, pursuant to which he will be entitled to (i) an annual base salary in the amount of $385,000.00; (ii) an annual target bonus of 40% of his annual base salary;  and (iii) such other benefits that are generally available to executive officers of the Company.

Appointment of David N. Gill to the Board of Directors

Also on August 8, 2019, the Board appointed David N. Gill as a Class II director of the Company, effective as of the Effective Date. Mr. Gill is expected to serve as Chairman of the audit committee.

Mr. Gill will be compensated on the same basis as all other non-employee directors of the Company. In connection with his appointment as a director of the Company, Mr. Gill will be granted a restricted stock unit award of 17,849 ordinary shares of the Company under the Company’s 2015 Plan, and a restricted stock unit award of 32,151 ordinary shares of the Company under the Company’s Non-Employee Director Equity Compensation Plan.

Resignation of A. Brian Davis as Chief Financial Officer

On August 8, 2019, Mr. Davis resigned from the Company to pursue other opportunities, effective as of the Effective Date.  There were no disagreements between Mr. Davis and the Company on any matter relating to the Company’s operations, policies or practices that resulted in his resignation.

Item 8.01Other Events

On August 13, 2019, the Company issued a press release announcing the changes to management described in Item 5.02 of this Current Report on Form 8-K and the appointment of David Gill as a director of the Company. A copy of the press release announcing these developments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Table

99.1	Press Release issued by Strongbridge Biopharma plc, dated August 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBRIDGE BIOPHARMA PLC

By:
	Name:	Stephen J. Long
	Title:	Chief Legal Officer

Date: August 13, 2019